UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 24, 2020

FHT Future Technology Ltd.
(Exact name of registrant as specified in its charter)

Nevada	333-230956	35-2649453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

A1#303, Hang Kong Gudi Plaza, Huli District,

Xiamen City, Fujian Province, PRC.

+86-18350283270

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Nevada Agency And Transfer Company

50 West Liberty Street Suite 880, Reno, NV 89501, USA.

(Name, address, including zip code, and telephone number,

including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Changes in Registrant’s Certifying Accountant

Dismissal of Previous Independent Registered Public Accounting Firm

Effective November 24, 2020, upon the approval of the board of directors of the Company, the Company dismissed Michael Gillespie & Associates, as the Company’s independent registered public accountant.

Although the report of Michael Gillespie & Associates on the Company’s financial statements for the fiscal year ended March 31, 2020 included an explanatory paragraph that noted the doubt about the Company’s ability to continue as a going concern. They did not contain any adverse opinion or a disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended March 31, 2020 and 2019 as well as the subsequent interim period preceding our decision to dismiss Michael Gillespie & Associates, there have been no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Michael Gillespie & Associates on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Michael Gillespie & Associates, would have caused them to make reference thereto in their report on financial statements for such years.

On November 27, 2020, the Company provided Michael Gillespie & Associates with a copy of the foregoing disclosures it is making in response to Item 1.01 on this Form 8-K, and requested Michael Gillespie & Associates to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. We have received the requested letter from Michael Gillespie & Associates, and a copy of such letter is filed as Exhibit 16.1 to this current report on Form 8-K.

Engagement of New Independent Registered Public Accounting Firm

On November 24, 2020, upon the approval of the board of directors of the Company, the Company engaged TAAD LLP (“TAAD”) as the independent registered public accounting firm for the Company.  During the Company’s fiscal years ended March 31, 2020 and 2019 as well as the subsequent interim period preceding our decision to retain TAAD, the Company did not consult with TAAD regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01 Exhibits.

Exhibit No.	Description

16.1	Letter from Michael Gillespie & Associates, dated November 27, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FHT Future Technology Ltd.

Date: November 27, 2020	By:	/s/ Wenji Li
Wenji Li
Chief Executive Officer and Director

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